M F S(R)                                                        ANNUAL REPORT
INVESTMENT MANAGEMENT                                          FOR YEAR ENDED
                                                                JUNE 30, 2001


                                      MFS(R) INSTITUTIONAL
                                      RESEARCH FUND

MFS(R) INSTITUTIONAL RESEARCH FUND

TRUSTEES                                                     INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive            Massachusetts Financial Services Company
Officer, MFS Investment Management(R)                        500 Boylston Street
                                                             Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and trustee
                                                             DISTRIBUTOR
William R. Gutow+ - Private investor and real estate         MFS Fund Distributors, Inc.
consultant; Vice Chairman, Capitol Entertainment             500 Boylston Street
Management Company (video franchise)                         Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT                                       INVESTOR SERVICE MFS
Jeffrey L. Shames*                                           Service Center, Inc.
                                                             P.O. Box 2281
ASSOCIATE DIRECTOR                                           Boston, MA 02107-9906
OF EQUITY RESEARCH
Michael A. Lawless*                                          For additional information, contact your
                                                             investment professional.
TREASURER
James O. Yost*                                               CUSTODIAN
                                                             State Street Bank and Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                                             AUDITORS
Robert R. Flaherty*                                          Deloitte & Touche LLP
Laura F. Healy*
Ellen Moynihan*                                              WORLD WIDE WEB
                                                             www.mfs.com
SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee




-------------------------------------------------------------------------------
    NOT FDIC INSURED             MAY LOSE VALUE             NO BANK GUARANTEE
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 16, 2001


The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).
(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.
(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 2001, the fund provided a total return of -21.58%, including the reinvestment of any distributions. During the same period, this performance compares to a return of -14.83% for the fund's benchmark, the Standard & Poor's 500 Stock Index (S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -30.82%.

Inventory write-downs, layoffs, reduced capital expenditures, and weak earnings reports all continued to exert downward pressure on the market during the period. In anticipation of difficult times ahead, we sharply reduced our positions in the technology and telecommunications sectors last year. However, the holdings we maintained in these sectors continued to disappoint the portfolio. Despite our quick response to reduce many of our technology and telecommunications holdings and to maintain what we believed were the highest-quality franchises in these sectors, the persistent deterioration of business fundamentals continued to catch investors off guard. While the fund's performance lagged the S&P 500 during the period, we feel we were early in identifying the extent of the slowdown in capital spending, which aided performance.

In addition to reducing our exposure to technology and telecommunications stocks, we added to defensive industries such as healthcare, energy, and insurance in an effort to position the portfolio for an uncertain market environment. Despite mixed results, from many high-quality established companies, stocks such as Safeway, Eli Lilly, and Exxon Mobil remained prominent holdings in the portfolio because we saw reliable earnings growth at these companies. In the energy sector, electric power generators and oil and natural gas companies rallied early in the year due to strong demand and the spike in energy prices. In the insurance sector, we have concentrated on the commercial property and casualty insurers and diversified financial services companies, such as American International Group, because we saw signs that they had gained more power to raise premiums and had gathered more assets.

Looking forward, given the uncertain economic outlook and the negative investor sentiment in the market, we think it's difficult to determine exactly when we could see an upturn. From our standpoint, however, all this volatility and weakness creates opportunities for us because stocks are usually more attractive at lower prices and in a declining interest rate environment. The key question remains, how long will things stay this way? We believe the market was unduly optimistic over a year ago, and it is now unduly pessimistic because most of the negative news about the economic slowdown, earnings problems, and excess capacity has been discounted into stock prices. What we believe has not been factored into stock prices yet is a potential recovery.

    Respectfully,

/s/ Michael A. Lawless

    Michael A. Lawless
    Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Lawless.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: May 20, 1996

Size: $52.3 million net assets as of June 30, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, May 20, 1996, through June 30, 2001. Index information is from June 1, 1996.)

         MFS Institutional
           Research Fund      S&P 500 Stock Index
"5/96"      $3,000,000            $3,000,000
"6/96"       2,934,000             3,011,000
"6/97"       3,641,000             4,056,000
"6/98"       4,619,000             5,279,000
"6/99"       5,271,000             6,481,000
"6/00"       6,414,000             6,951,000
"6/01"       5,029,841             5,920,327

TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

                                 1 Year      3 Years      5 Years       Life*
-----------------------------------------------------------------------------
Cumulative Total Return         -21.58%       +8.88%      +71.43%     +67.66%
-----------------------------------------------------------------------------
Average Annual Total Return     -21.58%       +2.88%      +11.38%     +10.64%
-----------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                 1 Year      3 Years      5 Years       Life*
-----------------------------------------------------------------------------
Average large cap growth fund+  -30.82%       +2.46%      +11.60%     +11.17%
-----------------------------------------------------------------------------
S&P 500 Stock Index#            -14.83%       +3.89%      +14.48%     +14.31%
-----------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, May 20, 1996, through June 30, 2001. Index information is from June 1, 1996.
+   Source: Lipper Inc.
#   Source: Standard & Poor's Micropal, Inc.
(+) Average annual rates of return.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.


INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUNDS SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 2001

Stocks - 97.9%
--------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES              VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 91.0%
  Aerospace - 3.8%
    Boeing Co.                                                            5,770       $    320,812
    General Dynamics Corp.                                                8,310            646,601
    United Technologies Corp.                                            14,100          1,032,966
                                                                                      ------------
                                                                                      $  2,000,379
--------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.5%
    Nike, Inc., "B"                                                       6,500       $    272,935
--------------------------------------------------------------------------------------------------
  Automotive - 1.2%
    Harley-Davidson, Inc.                                                12,870       $    605,920
--------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 5.3%
    Bank of America Corp.                                                12,200       $    732,366
    Capital One Financial Corp.                                           6,660            399,600
    Comerica, Inc.                                                        4,880            281,088
    FleetBoston Financial Corp.                                          11,120            438,684
    PNC Financial Services Group Co.                                      4,130            271,713
    SouthTrust Corp.                                                      6,920            179,920
    U.S. Bancorp                                                         20,226            460,950
                                                                                      ------------
                                                                                      $  2,764,321
--------------------------------------------------------------------------------------------------
  Biotechnology - 4.6%
    Eli Lilly & Co.                                                      18,500       $  1,369,000
    Guidant Corp.*                                                       12,080            434,880
    Pharmacia Corp.                                                      13,105            602,175
                                                                                      ------------
                                                                                      $  2,406,055
--------------------------------------------------------------------------------------------------
  Business Machines - 2.6%
    Dell Computer Corp.*                                                  9,900       $    263,340
    International Business Machines Corp.                                 7,190            812,470
    Sun Microsystems, Inc.*                                              16,250            262,437
                                                                                      ------------
                                                                                      $  1,338,247
--------------------------------------------------------------------------------------------------
  Business Services - 1.9%
    Automatic Data Processing, Inc.                                      10,050       $    499,485
    Computer Sciences Corp.*                                                110              3,806
    Fiserv, Inc.*                                                         4,200            264,138
    VeriSign, Inc.*                                                       4,360            253,098
                                                                                      ------------
                                                                                      $  1,020,527
--------------------------------------------------------------------------------------------------
  Cellular Phones - 1.1%
    QUALCOMM, Inc.*                                                       4,000       $    227,800
    Sprint Corp. (PCS Group)*                                            13,500            326,025
                                                                                      ------------
                                                                                      $    553,825
--------------------------------------------------------------------------------------------------
  Chemicals - 0.3%
    Air Products & Chemicals, Inc.                                        1,730       $     79,148
    Praxair, Inc.                                                         1,830             86,010
    Rohm & Haas Co.                                                         130              4,277
                                                                                      ------------
                                                                                      $    169,435
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.2%
    Macromedia, Inc.*                                                       320       $      5,760
    Microsoft Corp.*                                                     15,840          1,137,470
                                                                                      ------------
                                                                                      $  1,143,230
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 4.0%
    Akamai Technologies, Inc.*                                            3,200       $     28,480
    EMC Corp.*                                                           24,460            710,563
    Exodus Communications, Inc.*                                          4,170              8,423
    Micromuse, Inc.*                                                      3,300             92,796
    Oracle Corp.*                                                        30,820            607,462
    Rational Software Corp.*                                              8,020            226,405
    VERITAS Software Corp.*                                               6,260            421,862
                                                                                      ------------
                                                                                      $  2,095,991
--------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.3%
    Gillette Co.                                                          5,200       $    150,748
--------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.4%
    General Electric Co.                                                 25,290       $  1,232,887
--------------------------------------------------------------------------------------------------
  Electronics - 4.7%
    Analog Devices, Inc.*                                                12,116       $    524,017
    Atmel Corp.*                                                         35,190            457,470
    Flextronics International Ltd.*                                      24,324            649,451
    Intel Corp.                                                          27,070            819,138
                                                                                      ------------
                                                                                      $  2,450,076
--------------------------------------------------------------------------------------------------
  Entertainment - 6.1%
    AOL Time Warner, Inc.*                                               12,665       $    671,245
    Clear Channel Communications, Inc.*                                  11,430            716,661
    Comcast Corp., "A"*                                                   9,510            412,734
    Gemstar-TV Guide International, Inc.*                                 4,120            174,441
    Viacom, Inc., "B"*                                                   23,106          1,195,735
                                                                                      ------------
                                                                                      $  3,170,816
--------------------------------------------------------------------------------------------------
  Financial Institutions - 6.9%
    Citigroup, Inc.                                                      27,859       $  1,472,070
    Federal Home Loan Mortgage Corp.                                     14,960          1,047,200
    Federal National Mortgage Assn.                                      11,700            996,255
    Lehman Brothers Holdings, Inc.                                        1,200             93,300
                                                                                      ------------
                                                                                      $  3,608,825
--------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.2%
    Anheuser-Busch Cos., Inc.                                             5,220       $    215,064
    Quaker Oats Co.                                                       4,690            427,963
                                                                                      ------------
                                                                                      $    643,027
--------------------------------------------------------------------------------------------------
  Insurance - 4.9%
    AFLAC, Inc.                                                           9,720       $    306,083
    American International Group, Inc.                                   10,952            941,872
    CIGNA Corp.                                                           5,200            498,264
    MetLife, Inc.                                                         5,030            155,829
    St. Paul Cos., Inc.                                                  10,440            529,204
    UnumProvident Corp.                                                   4,200            134,904
                                                                                      ------------
                                                                                      $  2,566,156
--------------------------------------------------------------------------------------------------
  Machinery - 1.0%
    Deere & Co., Inc.                                                    14,190       $    537,092
--------------------------------------------------------------------------------------------------
  Medical & Health Products - 6.4%
    American Home Products Corp.                                         21,070       $  1,231,331
    Applera Corp. - Applied Biosystems Group                             15,170            405,797
    Bristol-Myers Squibb Co.                                             11,180            584,714
    Pfizer, Inc.                                                         16,175            647,809
    Schering Plough Corp.                                                13,900            503,736
                                                                                      ------------
                                                                                      $  3,373,387
--------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.3%
    Cardinal Health, Inc.                                                 2,130       $    146,970
--------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.6%
    Alcoa, Inc.                                                           8,280       $    326,232
--------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.2%
    Equitable Resources, Inc.                                             2,640       $     87,938
--------------------------------------------------------------------------------------------------
  Oil Services - 2.4%
    Global Marine, Inc.*                                                 15,740       $    293,236
    Grant Prideco., Inc.*                                                 4,980             87,100
    Noble Drilling Corp.*                                                 7,930            259,708
    Santa Fe International Corp.                                         11,140            323,060
    Transocean Sedco Forex, Inc.                                          6,880            283,800
                                                                                      ------------
                                                                                      $  1,246,904
--------------------------------------------------------------------------------------------------
  Oils - 5.6%
    Apache Corp.                                                          3,150       $    159,863
    Conoco, Inc.                                                         14,010            404,889
    Devon Energy Corp.                                                    4,440            233,100
    EOG Resources, Inc.                                                   6,590            234,274
    Exxon Mobil Corp.                                                    21,674          1,893,224
                                                                                      ------------
                                                                                      $  2,925,350
--------------------------------------------------------------------------------------------------
  Printing & Publishing
    Readers Digest Assn., Inc., "A"                                         700       $     20,125
--------------------------------------------------------------------------------------------------
  Retail - 3.8%
    Costco Wholesale Corp.*                                               4,280       $    179,931
    CVS Corp.                                                            25,780            995,108
    Home Depot, Inc.                                                      5,300            246,715
    Lowe's Cos., Inc.                                                     2,100            152,355
    Wal-Mart Stores, Inc.                                                 8,670            423,096
                                                                                      ------------
                                                                                      $  1,997,205
--------------------------------------------------------------------------------------------------
  Special Products & Services - 1.2%
    Minnesota Mining & Manufacturing Co.                                  2,530       $    288,673
    SPX Corp.*                                                            2,530            316,705
                                                                                      ------------
                                                                                      $    605,378
--------------------------------------------------------------------------------------------------
  Supermarket - 2.4%
    Safeway, Inc.*                                                       26,280          1,261,440
--------------------------------------------------------------------------------------------------
  Telecom - Wireless - 0.9%
    American Tower Corp., "A"*                                           12,140       $    250,934
    SBA Communications Corp.*                                            10,480            244,603
                                                                                      ------------
                                                                                      $    495,537
--------------------------------------------------------------------------------------------------
  Telecom - Wireline - 4.0%
    Allegiance Telecom, Inc.*                                             3,840       $     57,600
    Amdocs Ltd.*                                                          2,750            148,088
    Cabletron Systems, Inc.*                                              9,210            210,448
    CIENA Corp.*                                                          5,340            202,600
    Comverse Technology, Inc.*                                            9,440            545,066
    EchoStar Communications Corp.*                                       13,470            424,978
    Emulex Corp.*                                                         1,620             63,212
    Extreme Networks, Inc.*                                               5,250            150,413
    McDATA Corp.*                                                           880             17,556
    QLogic Corp.*                                                         3,839            247,116
                                                                                      ------------
                                                                                      $  2,067,077
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.6%
    AES Corp.*                                                            7,770       $    334,498
    Calpine Corp.*                                                       10,010            378,378
    Constellation Energy Group, Inc.                                      3,000            127,800
                                                                                      ------------
                                                                                      $    840,676
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.8%
    Dynegy, Inc.                                                         13,350       $    620,775
    El Paso Corp.                                                         9,805            515,155
    Enron Corp.                                                           5,580            273,420
    Williams Cos., Inc.                                                   1,550             51,072
                                                                                      ------------
                                                                                      $  1,460,422
--------------------------------------------------------------------------------------------------
  Utilities - Telephone - 3.8%
    AT&T Corp.                                                           15,400       $    338,800
    Charter Communications, Inc.*                                         8,600            200,552
    Qwest Communications International, Inc.                             20,240            645,049
    Sprint Corp. (FON Group)                                             37,510            801,214
    XO Communications, Inc.*                                              7,160             14,248
                                                                                      ------------
                                                                                      $  1,999,863
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $ 47,584,996
--------------------------------------------------------------------------------------------------
Foreign Stocks - 6.9%
  Bermuda - 1.3%
    Tyco International Ltd. (Conglomerate)                               12,200       $    664,900
--------------------------------------------------------------------------------------------------
  Canada - 0.3%
    Nortel Networks Corp. (Telecommunications)                           20,700       $    188,163
--------------------------------------------------------------------------------------------------
  France - 1.3%
    Sanofi-Synthelabo S.A. (Medical & Health Products)                    4,310       $    282,986
    Total FinaElf S.A., "B" (Oils)                                        2,950            413,374
                                                                                      ------------
                                                                                      $    696,360
--------------------------------------------------------------------------------------------------
  Israel - 0.7%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                               7,595       $    387,345
--------------------------------------------------------------------------------------------------
  Japan - 0.3%
    Fast Retailing Co. (Retail)                                             900       $    156,641
--------------------------------------------------------------------------------------------------
  Netherlands - 1.3%
    ING Groep N.V. (Financial Services)                                   1,418       $     92,743
    KPN N.V. (Telecommunications)*                                        2,037             11,562
    Royal Dutch Petroleum Co. (Oils)                                      8,060            464,197
    Royal Dutch Petroleum Co., ADR (Oils)                                 1,700             99,059
                                                                                      ------------
                                                                                      $    667,561
--------------------------------------------------------------------------------------------------
  Switzerland - 1.1%
    Novartis AG (Banks and Credit Cos.)                                   7,320       $    265,096
    Syngenta AG (Chemicals)                                               5,760            303,040
                                                                                      ------------
                                                                                      $    568,136
--------------------------------------------------------------------------------------------------
  United Kingdom - 0.6%
    Jefferson Smurfit Corp. PLC (Forest & Paper Products)                23,900       $     44,948
    Vodafone Group PLC (Telecommunications)*                            113,757            252,285
                                                                                      ------------
                                                                                      $    297,233
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $  3,626,339
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $47,649,405)                                           $ 51,211,335
--------------------------------------------------------------------------------------------------
Short-Term Obligations - 0.9%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Dow Chemical Co., due 7/02/01                                          $155       $    154,982
    General Electric Capital Corp., due 7/02/01                             321            320,964
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $    475,946
--------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.3%
--------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 6/29/01, due 7/02/01, total to
      be received $145,033 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                     $145       $    145,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $48,270,351)                                      $ 51,832,281
Other Assets, Less Liabilities - 0.9%                                                      482,817
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $ 52,315,098
--------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

-------------------------------------------------------------------------------
JUNE 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $48,270,351)              $51,832,281
  Investments of cash collateral for securities loaned,
    at identified cost and value                                      3,120,890
  Cash                                                                      361
  Receivable for investments sold                                       571,950
  Receivable for fund shares sold                                         5,030
  Interest and dividends receivable                                      32,186
  Receivable from investment adviser                                      1,244
  Other assets                                                              304
                                                                    -----------
      Total assets                                                  $55,564,246
                                                                    -----------
Liabilities:
  Payable for investments purchased                                 $    63,756
  Payable for fund shares reacquired                                     62,942
  Collateral for securities loaned, at value                          3,120,890
  Payable to affiliates for management fee                                1,560
                                                                    -----------
      Total liabilities                                             $ 3,249,148
                                                                    -----------
Net assets                                                          $52,315,098
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $50,482,360
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      3,561,519
  Accumulated net realized loss on investments and
    foreign currency transactions                                    (1,845,902)
  Accumulated undistributed net investment income                       117,121
                                                                    -----------
      Total                                                         $52,315,098
                                                                    ===========
Shares of beneficial interest outstanding                            4,927,980
                                                                     =========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $10.62
                                                                       ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                      $    431,939
    Interest                                                            108,371
    Foreign taxes withheld                                               (7,374)
                                                                   ------------
      Total investment income                                      $    532,936
                                                                   ------------
  Expenses -
    Management fee                                                 $    370,742
    Trustees' compensation                                                3,600
    Shareholder servicing agent fee                                       4,612
    Administrative fee                                                    8,107
    Custodian fee                                                        30,115
    Printing                                                              7,472
    Auditing fees                                                        29,595
    Legal fees                                                            2,859
    Amortization of organization expenses                                 1,244
    Miscellaneous                                                        23,102
                                                                   ------------
      Total expenses                                               $    481,448
    Fees paid indirectly                                                 (6,862)
    Reduction of expenses by investment adviser                        (134,831)
                                                                   ------------
      Net expenses                                                 $    339,755
                                                                   ------------
        Net investment income                                      $    193,181
                                                                   ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $   (770,382)
    Foreign currency transactions                                        (1,782)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $   (772,164)
                                                                   ------------
  Change in unrealized depreciation -
    Investments                                                    $(12,175,439)
    Translation of assets and liabilities in foreign currencies            (655)
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(12,176,094)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(12,948,258)
                                                                   ------------
          Decrease in net assets from operations                   $(12,755,077)
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets

----------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                   2001                2000
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $    193,181        $    134,926
  Net realized gain (loss) on investments and foreign
    currency transactions                                         (772,164)          9,399,520
  Net unrealized gain (loss) on investments and foreign
    currency translation                                       (12,176,094)          3,058,884
                                                              ------------        ------------
      Increase (decrease) in net assets from operations       $(12,755,077)       $ 12,593,330
                                                              ------------        ------------

Distributions declared to shareholders -
  From net investment income                                  $   (116,131)       $   (299,770)
  From net realized gain on investments and foreign
    currency transactions                                       (8,928,283)        (10,735,727)
  In excess of net realized gain on investments and
    foreign currency transactions                               (1,148,984)          --
                                                              ------------        ------------
      Total distributions declared to shareholders            $(10,193,398)       $(11,035,497)
                                                              ------------        ------------

  Net increase in net assets from fund share transactions     $  2,104,626        $ 10,134,611
                                                              ------------        ------------
      Total increase (decrease) in net assets                 $(20,843,849)       $ 11,692,444
Net assets:
  At beginning of period                                        73,158,947          61,466,503
                                                              ------------        ------------

  At end of period (including accumulated undistributed net
    investment income of $117,121 and $115,317,
    respectively)                                             $ 52,315,098        $ 73,158,947
                                                              ============        ============

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED JUNE 30,
                                               ----------------------------------------------------------------------------
                                                     2001            2000             1999             1998            1997
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $16.52          $16.27           $14.76           $12.10          $ 9.78
                                                   ------          ------           ------           ------          ------
Income from investment operations# -
  Net investment income(S)                         $ 0.04          $ 0.03           $ 0.05           $ 0.07          $ 0.06
  Net realized and unrealized gain (loss) on
    investments and foreign currency                (3.25)           3.24             1.99             3.07            2.29
                                                   ------          ------           ------           ------          ------
      Total from investment operations             $(3.21)         $ 3.27           $ 2.04           $ 3.14          $ 2.35
                                                   ------          ------           ------           ------          ------
Less distributions declared to shareholders -
  From net investment income                       $(0.03)         $(0.08)          $(0.03)          $(0.05)         $(0.03)
  From net realized gain on investments and
    foreign currency transactions                   (2.36)          (2.94)           (0.50)           (0.43)           --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    (0.30)           --               --               --              --
                                                   ------          ------           ------           ------          ------
      Total distributions declared to
shareholders                                       $(2.69)         $(3.02)          $(0.53)          $(0.48)         $(0.03)
                                                   ------          ------           ------           ------          ------
Net asset value - end of period                    $10.62          $16.52           $16.27           $14.76          $12.10
                                                   ======          ======           ======           ======          ======
Total return                                       (21.58)%         21.67%           14.12%           26.86%          24.12%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         0.56%           0.66%            0.66%            0.65%           0.65%
  Net investment income                              0.31%           0.21%            0.37%            0.49%           0.56%
Portfolio turnover                                     99%             99%              99%              73%             84%
Net assets at end of period (000 Omitted)         $52,315         $73,159          $61,467         $100,377         $42,292

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

    Net investment income                          $ 0.01          $ 0.01           $ 0.04           $ 0.05          $ 0.03
    Ratios (to average net assets):
      Expenses##                                     0.78%           0.77%            0.77%            0.76%           0.90%
      Net investment income                          0.09%           0.10%            0.26%            0.38%           0.31%

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Research Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges are reported at market value using last sale prices. On June 30, 2001, equity securities reported through the NASDAQ system are reported at fair value due to NASDAQ system issues. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2001, the value of securities loaned was $2,993,006. These loans were collateralized by cash of $3,120,890 which was invested in the following short-term obligation:

                                                 SHARES      AMORTIZED COST
                                                 AMOUNT           AND VALUE
---------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio  3,120,890          $3,120,890

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $6,463 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $399 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments and futures. During the year ended June 30, 2001, accumulated undistributed net investment income decreased by $75,246 and accumulated net realized loss on investments and foreign currency transactions increased by $75,246 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At June 30, 2001, accumulated undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in capital losses.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended June 30, 2001, were 0.55% of average daily net assets on an annualized basis. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $59,578,198 and $66,903,214, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                             $49,113,523
                                                           -----------
Gross unrealized appreciation                              $ 6,054,270
Gross unrealized depreciation                               (3,335,512)
                                                           -----------
  Net unrealized appreciation                              $ 2,718,758
                                                           -----------

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                       YEAR ENDED JUNE 30, 2001      YEAR ENDED JUNE 30, 2000
                                   ----------------------------   ---------------------------
                                       SHARES            AMOUNT     SHARES             AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                         1,468,307       $17,333,220    615,461       $ 10,020,430
Shares issued to shareholders in
  reinvestment of distributions       831,434        10,193,385    721,745         11,035,482
Shares reacquired                  (1,801,334)      (25,421,979)  (686,034)       (10,921,301)
                                   ----------       -----------   --------       ------------
    Net increase                      498,407       $ 2,104,626    651,172       $ 10,134,611
                                   ==========       ===========   ========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $552 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

                 --------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution
                to prospective investors only when preceeded or
                      accompanied by a current prospectus.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Research Fund (one of the series comprising MFS Institutional Trust) (the "Trust"), as of June 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Institutional Research Fund at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 9, 2001

FEDERAL TAX INFORMATION

The fund has designated $9,013,756 as a capital gain dividend for the year ended June 30, 2001.

For the year ended June 30, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                 IRF-2 8/01 400